RED METAL RESOURCES LTD.

SUBSCRIPTION AGREEMENT - INSTRUCTIONS FOR COMPLETION

THE SECURITIES BEING OFFERED FOR SALE MAY ONLY BE PURCHASED PURSUANT TO AVAILABLE EXEMPTIONS UNDER APPLICABLE SECURITIES LEGISLATION

THIS OFFERING IS AVAILABLE TO PURCHASERS RESIDENT IN ALL JURISDICTIONS OF CANADA, THE UNITED STATES AND COUNTRIES OTHER THAN THE UNITED STATES AND CANADA AS PERMITTED BY APPLICABLE EXEMPTIONS OF REGISTRATION AND PROSPECTUS REQUIREMENTS IN SUCH JURISDICTIONS

To complete this Subscription, the Subscriber must:

•complete and sign the Subscription Agreement after reviewing the Subscription Agreement, including Exhibit I – Term Sheet, Exhibit II – Terms and Conditions (General) and Exhibit III – Interpretation, and complete and sign the applicable schedules and appendices:

ofor a subscriber purchasing as agent on behalf of a Disclosed Principal, complete and sign Schedule A – Disclosed Principal Certificate ofor a purchaser resident in Canada or countries other than the United States and Canada:

▪relying on the Minimum Amount Investment Exemption, complete and sign Schedule B – Minimum Amount Investment Certificate (not available to individuals)

▪relying on the Accredited Investor Exemption, complete and sign Schedule C – Accredited Investor Certificate and, if described in paragraph (j), (k) or (l) of the definition of “accredited investor” in National Instrument 45-106, complete and sign Appendix C1 – Form 45-106F9 Form for Individual Accredited Investors

▪relying on the Family, Friends and Business Associates Exemption, complete and sign Schedule D – Family, Friends and Business Associates Certificate and, if resident in Ontario, complete and sign Appendix D1 – 45-106F12 Risk Acknowledgement Form for Family, Friend and Business Associate Investors (Ontario) or, if resident in Saskatchewan and described in paragraph

▪(d) or (e) of the Family, Friends and Business Associates Exemption or in paragraph (h) or (i) of the Family, Friends and Business Associates Exemption and falls within either such paragraph based in whole or in part on a close personal friendship or close business association, complete and sign Appendix D2 – Form 45-106F5 Risk Acknowledgement Close Personal Friends and Close Business Associates (Saskatchewan)

ofor a purchaser resident in the United States, a U.S. Purchaser or a person otherwise subject to the securities laws of the United States, complete and sign Schedule E – U.S. Purchaser Certificate ofor a purchaser resident in a country other than Canada or the United States, complete and sign Schedule F – International (Other than U.S.) Purchaser Certificate

•deliver the duly completed and executed Subscription Agreement, including all applicable schedules and appendices to Red Metal Resources Ltd. and pay the Subscription Amount for the Subscribed Securities by bank draft, money order or certified cheque in Canadian funds to “Red Metal Resources Ltd.” at 820 - 1130 West Pender Street, Vancouver, British Columbia, V6E 4A4, Canada. The Subscription Amount for the Subscribed Securities may also be paid as follows:

Wire Transfer

BENEFICIARY BANK: Bank of Montreal

BANK ADDRESS: 595 Burrard Street, Vancouver, BC, Canada SWIFT CODE: BOFMCAM2

BANK NUMBER: 001

TRANSIT NUMBER: 0004 (or use 00040, if a 5 digit # required) ACCOUNT NUMBER: 0004 1710 367 (for Cdn$ Account)

BENEFICIARY NAME: Red Metal Resources Ltd.

BENEFICIARY ADDRESS: 1130 Pender St W. Suite 820, Vancouver, BC V6E 4A4

*Please: (i) include the subscriber’s name in the “Payment Instructions For Beneficiary” (or equivalent) field of the wire, and (ii) email john.dacosta@redmetalresources.com with a CC to caitlin.jeffs@redmetalresources.com after initiating the wire transfer with a picture of the wire transfer receipt.

Direct Deposit

ACCOUNT NAME: Red Metal Resources Ltd. BANK: BMO Bank of Montreal

TRANSIT: 00040

INSTITUTION: 001

ACCOUNT: 1710 367 (CDN)

*Please email john.dacosta@redmetalresources.com with a CC to caitlin.jeffs@redmetalresources.com after making the deposit with a picture of the deposit slip.

Other

Subject to your bank's daily e-transfer limits, your Subscription Amounts be e-transferred to accounts@redmetalresources.com (no password required) (from within Canada only)

*Please include the subscriber's full name in the e-transfer notes

The contact information for the officer of the Issuer who can answer questions about the Offering, the Subscription and the information collected pursuant to this Subscription Agreement is as follows: Caitlin Jeffs, Director, CEO and President, 820 - 1130 West Pender Street, Vancouver, British

Columbia, V6E 4A4, Telephone: (807) 251-9168, Email: caitlin.jeffs@redmetalresources.com .

RED METAL RESOURCES LTD.

SUBSCRIPTION AGREEMENT

TO: Red Metal Resources Ltd. (the “Issuer”) of 820 - 1130 West Pender Street, Vancouver, British Columbia, V6E 4A4

The securities being sold pursuant to this Subscription Agreement are part of the Offering of Units of the Issuer described on Exhibit I – Term Sheet, attached hereto.

The undersigned (the "Subscriber") hereby irrevocably offers to subscribe for and agrees to purchase the number of Subscribed Securities from the Issuer for the Subscription Amount, all as set out below, subject to the terms, conditions, representations, warranties and covenants set forth herein and on the exhibits and all applicable schedules and appendices attached hereto, which, upon execution by the Subscriber, are incorporated into and form a part hereof (collectively, the "Subscription Agreement").

Subscription Information

The Subscribed Securities and Subscription Amount are as follows:

Subscribed Securities ______________ Units	Subscription Amount (Number of Subscribed Securities x CDN$0.08) CDN$___________________

Subscriber Information

The Subscriber’s full legal name, residential address and contact information are as follows: (provide requested information)

Legal name
Residential address
Telephone number
Facsimile number
(if available)
Email address

Registration and Delivery Instructions

If the Subscribed Securities are to be registered or delivered other than as set out under "Subscriber Information" above, the Subscriber directs the Issuer to register and deliver the Subscribed Securities as follows:

ALTERNATE REGISTRATION INSTRUCTIONS

_____________________

(name of registered holder)

_____________________

(address of registered holder)

_____________________

(contact name)

_____________________

(email address of contact)

_____________________

(telephone number of contact)

ALTERNATE DELIVERY INSTRUCTIONS

_____________________

(name of recipient and account number)

_____________________

(address of recipient)

_____________________

(contact name)

_____________________

(email address of contact)

_____________________

(telephone number of contact)

Direct Registration System (DRS) or Certificated

Unit Shares comprising the Units issuable under the Offering may be issued in the Direct Registration System (“DRS”). DRS is a system that allows the Unit Shares comprising the Units to be held in “book-entry” form without having a physical share certificate issued as evidence of ownership.

Instead, the Unit Shares comprising the Units are registered electronically by the Issuer’s transfer agent. DRS eliminates the need for shareholders to safeguard and store certificates, it avoids the significant cost of a surety bond for the replacement of, and the effort involved in replacing, physical certificate(s) that might be lost, stolen or destroyed and it permits / enables electronic share transactions.

The Unit Shares comprising the Units will be issued in electronic form using DRS of the Issuer's transfer agent. If the Subscriber prefers to receive the Unit Shares comprising the Units in certificated form rather than DRS, please express that preference here:

☐ The Subscriber elects to receive the Unit Shares comprising the Units in certificated form.

Representations and Warranties

Disclosed Principal

The Subscriber represents and warrants that, in connection with this Subscription, the Subscriber is: (check applicable paragraph)

☐ not acting as agent or trustee for a principal or is "deemed to be purchasing as principal”, or

☐ acting as agent or trustee on behalf of a principal and not “deemed to be purchasing as principal” and has completed and signed Schedule A – Disclosed Principal Certificate (in which case, such “Disclosed Principal” is the “Purchaser”).

Prospectus Exemption

The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser): (check applicable paragraphs and subparagraphs)

☐ is resident in Canada or countries other than the United States and Canada and:

☐ relying on the Minimum Amount Investment Exemption and has completed and signed Schedule B – Minimum Amount Investment Certificate (not available to individuals)

☐ relying on the Accredited Investor Exemption and has completed and signed Schedule C – Accredited Investor Certificate and, if described in paragraph (j), (k) or (l) of the definition of “accredited investor” in National Instrument 45-106, has completed and signed Appendix C1 – Form 45-106F9 Form for Individual Accredited Investors

☐ relying on the Family, Friends and Business Associates Exemption and has completed and signed Schedule D – Family, Friends and Business Associates Certificate and, if resident in Ontario, has completed and signed Appendix D1 – 45-106F12 Risk Acknowledgement Form for Family, Friend and Business Associate Investors (Ontario) or, if resident in Saskatchewan and described in paragraph (d) or (e) of the Family, Friends and Business Associates Exemption or in paragraph (h) or (i) of the Family, Friends and Business Associates Exemption and falls within either such paragraph based in whole or in part on a close personal friendship or close business association, has completed and signed Appendix D2 – Form 45-106F5 Risk Acknowledgement Close Personal Friends and Close Business Associates (Saskatchewan)

☐ is resident in the United States, a U.S. Purchaser or a person otherwise subject to the securities laws of the United States and has completed and signed Schedule E – U.S. Purchaser Certificate

☐ is resident in a country other than Canada or the United States and has completed and signed Schedule F – International (Other than U.S.) Purchaser Certificate

Present Ownership of Securities

The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) owns directly or indirectly, or exercises control or direction over: (check applicable paragraph and provide requested information)

☐ no Common shares in the capital of the Issuer or securities convertible into Common shares in the capital of the Issuer (excluding the Subscribed Securities), or

☐ ____________ Common shares in the capital of the Issuer and convertible securities entitling the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) to acquire an additional  Common shares in the capital of the Issuer (excluding the Subscribed Securities).

Insider Status

The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is: (check applicable paragraph)

☐ an insider of the Issuer, or

☐ not an insider of the Issuer.

Related Person Status

The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is: (check applicable paragraph)

☐ a Related Person of the Issuer, or

☐ not a Related Person of the Issuer.

Registration Status

The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is: (check applicable paragraph)

☐ a registrant, or

☐ not a registrant.

The foregoing representations, warranties and certifications are true and accurate as of the date of this Subscription Agreement and will be true and accurate as of Closing. If any such representation, warranty or certification will not be true and accurate prior to Closing, the undersigned will give immediate written notice of such fact to the Issuer.

Signatures

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the ______ day of __________, 20____.

If Subscriber is a Corporation or Other Entity:	If Subscriber is an Individual:

Name of Subscriber	Signature of Subscriber

By: ___________________________________	Name of Subscriber

Name and Official Capacity or Title of Authorized Signatory of Subscriber

Issuer Acceptance

The Issuer hereby accepts this Subscription on the terms and conditions contained in this Subscription Agreement as of the __________ day of __________________________.

RED METAL RESOURCES LTD.

By:  ______________________________________

Authorized Signatory of Issuer

EXHIBIT I

TERM SHEET

RED METAL RESOURCES LTD.

PRIVATE PLACEMENT OF UNITS

TERM SHEET

IssuerRed Metal Resources Ltd.

ListingThe Issuer's Common shares are listed on the Canadian Securities Exchange under the symbol “RMES".

OfferingUp to 6,750,000 units (Units), each unit comprised of one Common share in the capital of the Issuer (Unit Share) and one-half of one non-transferrable Common share purchase warrant (Warrant).

Issue PriceCDN$0.08 per Unit.

Gross ProceedsUp to CDN$540,000.

WarrantsEach whole Warrant will entitle the holder thereof, on exercise, to purchase one Common share in the capital of the Issuer (a Warrant Share) at an exercise price of CDN$0.12 per Warrant Share until the close of business on the day which is 18 months from its date of issue.

CurrencyAll settlements will be in Canadian dollars (CDN$).

Use of ProceedsThe Issuer intends to use the proceeds of the Offering to finance general working capital requirements and exploration on its Chilean Carrizal Property.

Offering BasisNon-brokered private placement to purchasers resident in all jurisdictions of Canada, the United States and countries other than the United States and Canada as permitted by applicable exemptions from registration and prospectus requirements in such jurisdictions.

EligibilityPurchasers resident in Canada or countries other than the United States and Canada must satisfy the conditions of one of the following exemptions from the prospectus requirement under applicable Canadian securities legislation:

•Minimum Amount Investment Exemption (not available to individuals)

•Accredited Investor Exemption

•Family, Friends and Business Associates Exemption

Offers and sales in the United States, to U.S. Persons or to persons that are otherwise subject to the securities laws of the United States will be made only to “accredited investors” as defined in Rule 501(a) under the U.S. Securities Act of 1933, as amended, pursuant to the exemption from registration provided by Rule 506(b) under such Act.

Purchasers from countries other than Canada or the United States where the Issuer is not required to make any filings or seek any approvals of any nature whatsoever from any regulatory authority of any kind whatsoever in the purchaser’s jurisdiction in connection with the distribution and such distribution complies with all securities laws and all other applicable laws of the purchaser’s jurisdiction of residence.

Resale RestrictionsUnit Shares, Warrants, and Warrant Shares will be legended and subject to hold periods under applicable Canadian securities legislation.

Unless permitted under such securities legislation and policies, Unit Shares, Warrants, and Warrant Shares may not be sold before the date that is four months and a day following the date the Units are issued.

Additional resale restrictions and legends may apply in the United States and other jurisdictions.

CommissionsThe Issuer may pay finder’s fees on a portion of the Offering, subject to compliance with applicable securities legislation.

SubscriptionPersons wishing to subscribe for Units must complete and sign a Subscription Agreement.

No offering memorandum or other disclosure document has been or will be prepared or distributed in connection with the Offering. The Offering is not, and under no circumstances is to be construed as, a public offering of securities of the Issuer. The Offering is not being made as, and any subscription for Units does not constitute, an offer to sell or the solicitation of an offer to buy the Units in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation.

END OF EXHIBIT I

EXHIBIT II

TERMS AND CONDITIONS (GENERAL)

1.Definitions. In this Subscription Agreement, words have the meanings ascribed to them in Exhibit III – Interpretation.

2.The Offering. The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby acknowledges that the Subscribed Securities will be issued in connection with the offering (the “Offering”) of Units by the Issuer at a price of CDN$0.08 per Unit as described on Exhibit I – Term Sheet, attached hereto. Subject to approval from the Exchange, the Issuer may, in its sole discretion, increase the number of Units issued in the Offering without further notice to the Subscriber (or the Purchaser for whom the Subscriber is acting, if any). Closing of this Subscription and the Offering is subject to acceptance of the Exchange.

3.The Units. Each Unit is comprised of one Unit Share and one-half of one Warrant. Each whole Warrant will entitle the holder thereof, on exercise, to purchase one Warrant Share at a price of CDN$0.12 per Warrant Share if exercised on or before 4:00 pm (Vancouver time) on the first Business Day that is 18 months after the date of Closing.

4.The Warrant Certificates. The certificates representing the Warrants will refer to the terms and conditions which govern the Warrants and will include, among other things, provisions for the appropriate adjustment in the class, number, and price of the Warrant Shares issued on exercise of the Warrants if certain events occur, including any subdivision, consolidation, or reclassification of the Issuer’s Common shares, the payment of stock dividends and the amalgamation of the Issuer. If a Warrant holder exercises any Warrants, the Issuer will, in accordance with the certificates representing the Warrants, issue to the holder the number of Warrant Shares equal to the number of Warrants exercised, and deliver to the holder a certificate representing the Warrant Shares. The Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Warrants may be exercised.

5.The Subscription. The Subscriber must duly complete and execute this Subscription Agreement together with all applicable schedules and appendices hereto and return them to the Issuer with payment of the Subscription Amount as directed by the Issuer. The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby acknowledges that the offer made by this Subscription is irrevocable and the Issuer will have the right to accept and reject this Subscription offer, in whole or in part, and the acceptance of this Subscription offer will be conditional upon the sale of the Subscribed Securities being exempt from the prospectus requirement and registration requirement under Applicable Canadian Securities Laws and similar laws of application in any other jurisdiction, including the U.S. Securities Act and applicable state securities laws. If this Subscription is rejected by the Issuer or accepted only in part, then the applicable reduction in the Subscription Amount will be returned to the Subscriber, without interest or deduction. The Subscriber hereby acknowledges and agrees that all funds advanced hereunder shall, on acceptance of the Subscription by the Issuer, be deposited by the Issuer and immediately available to the Issuer. Such funds shall constitute an interest free loan to the Issuer from the Subscriber until such time as the Subscribed Securities are issued.

6.Finder’s Fees. The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby acknowledges that finder’s fees and commissions may be paid by the Issuer in respect of the Offering, payable in cash and/or securities of the Issuer, in accordance with applicable law.

7.Closing. The Offering will be completed at one or more Closings at such time or times, on such date or dates, and at such place or places, as the Issuer may determine. At each Closing, the Issuer will deliver certificates or other instruments representing the Unit Shares and the Warrants to those subscribers whose subscriptions have been accepted, against the duly completed and executed subscription agreements and applicable subscription amounts in respect thereof. On Closing of this Subscription, the Issuer will deliver certificates or other instruments representing such number of Unit Shares and Warrants comprising the Subscribed Securities, duly registered in accordance with the information provided by the Subscriber in this Subscription Agreement. If the purchase and sale of the Subscribed Securities contemplated by this Subscription is not completed, then the Subscription Amount will be returned to the Subscriber, without interest or deduction.

8.Jurisdiction of Residence. The Subscriber hereby represents and warrants that the Subscriber is resident in the jurisdiction set out on the initial pages of this Subscription Agreement next to “Residential address” under the heading “Subscriber Information” and such address was not created and is not used solely for the purpose of acquiring the Subscribed Securities and the Subscriber was solicited to purchase in such jurisdiction and no other.

9.No Prospectus. The Subscriber (and the Purchaser for whom the Subscriber is acting, if any) is hereby notified and acknowledges that as no prospectus has been or is intended to be filed by the Issuer under Applicable Canadian Securities Laws in connection with the issuance of the Subscribed Securities, such issuance is intended to be exempt from the prospectus requirement and registration requirement under Applicable Canadian Securities Laws and, as a consequence of acquiring the Subscribed Securities pursuant to such an exemption, (i) the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) is restricted from using most of the civil remedies available under such legislation, (ii) the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) may not receive information that would otherwise be required to be provided to the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) under such legislation, and (iii) the Issuer is relieved from certain obligations that would otherwise apply under such legislation.

10.Investment Purposes. The Subscriber (and the Purchaser for whom the Subscriber is acting, if any) hereby represents and warrants that the Subscribed Securities are being purchased for investment purposes only and not with a view to, or for resale in connection with, any distribution thereof in violation of securities legislation.

11.No Offering Memorandum. The Subscriber (and the Purchaser for whom the Subscriber is acting, if any) is hereby notified and acknowledges that no offering memorandum or any other document describing the business and affairs of the Issuer to assist the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) in making an investment decision in connection with the Offering or the Subscribed Securities was delivered or otherwise furnished to the Subscriber (or the Purchaser for whom the Subscriber is acting, if any).

12.No Written or Oral Representations. The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby represents and warrants that no person has made to the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) any written or oral representations (i) that any person will resell or repurchase the Subscribed Securities, (ii) that any person will refund the purchase price of the Subscribed Securities, (iii) as to the future price or value of any of the Subscribed Securities (or any securities issued in substitution thereof), or (iv) that any of the Subscribed Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Subscribed Securities for trading on any stock exchange, other than the Unit Shares on the Exchange.

13.Access to Information. The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby represents and warrants that the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) has had access to all information regarding the Issuer, the Offering and the Subscribed Securities that the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) has considered necessary and the decision to execute this Subscription Agreement and purchase the Subscribed Securities by the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) has been based entirely upon a review of the publicly available information regarding the Issuer filed on the SEDAR+ portal in Canada at www.sedarplus.ca and has not been based upon any written or oral representation or warranty as to fact or otherwise made by or on behalf of the Issuer or any other person.

14.Capacity, Authority and Compliance. The Subscriber hereby represents and warrants that:

(a)if the Subscriber is a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Subscribed Securities as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Subscription Agreement and the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(b)if the Subscriber is a partnership, trust, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(c)if the Subscriber is an individual, the Subscriber is an individual and has the legal capacity and competence to enter into and to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

15.Binding and Enforceable. The Subscriber hereby represents and warrants that this Subscription Agreement has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally and as limited by laws relating to the availability of equitable remedies.

16.No Reliance. The Subscriber (and the Purchaser for whom the Subscriber is acting, if any) is hereby notified and acknowledges that the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) should, and has been advised to, obtain independent investment, legal and tax advice with respect to the merits and the risks of an investment in the Subscribed Securities and application of Applicable Canadian Securities Laws and similar laws of application in any other jurisdiction, applicable resale restrictions and tax considerations and, in all cases, the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) has not relied upon the Issuer or any of its officers, directors, employees, advisors or legal counsel for investment, legal or tax advice and has either consulted with investment, legal and tax advisors or waived the rights of the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) in that regard.

17.Evaluation of Investment. The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby represents and warrants that the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) is capable by reason of knowledge and experience in financial and business matters in general, and investments in particular, of assessing and evaluating the merits and risks of an investment in the Subscribed Securities and is, and will be, able to bear the economic loss of the entire investment and can otherwise be reasonably assumed to have the capacity to protect the interests of the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) in connection with the investment in the Subscribed Securities.

18.No Undisclosed Material Knowledge. The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby represents and warrants that the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) has no knowledge of a material fact or material change in respect of the affairs of the Issuer that has not been generally disclosed to the public.

19.U.S. Registration. The Subscriber (and the Purchaser for whom the Subscriber is acting, if any) is hereby notified and acknowledges that the Subscribed Securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and the Subscribed Securities may not be offered or sold, directly or indirectly, in the United States or to, or for the account or benefit of, any U.S. Person except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states or available exemptions therefrom, and that the Issuer has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Subscribed Securities.

20.No Purchase or Offer in the United States. Unless the Subscriber has completed and signed Schedule E – U.S. Purchaser Certificate, the Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby represents and warrants that (a) the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) (i) is not, and is not purchasing the Subscribed Securities for the account or benefit of, a person in the United States or a U.S. Person, (ii) was not offered the Subscribed Securities in the United States, (iii) was not in the United States when this Subscription Agreement was signed or delivered, and (iv) has no intention to distribute either directly or indirectly any of the Subscribed Securities, or any securities issued in substitution thereof, in the United States, except in compliance with the U.S. Securities Act and any applicable securities laws of any state of the United States; and (b) the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act.

21.U.S. Exercise Restrictions. The Subscriber (and the Purchaser for whom the Subscriber is acting, if any) understands that the Warrants and the Warrant Shares have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and may not be exercised by or on behalf of a U.S. Person or a person in the United States unless exemptions from such registration requirements are available and the holder of the Warrants has provided the Issuer with an opinion of counsel, which must be satisfactory to the Issuer, to such effect; provided, however, that if the Subscriber is a U.S. Purchaser, the Subscriber will not be required to deliver such legal opinion to exercise the Warrants for its own account or for the account of the Purchaser for whom the Subscriber is acting hereunder, if any, at a time when the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) remains a U.S. Accredited Investor.

22.Resale Restrictions and Legends. The Subscriber (and the Purchaser for whom the Subscriber is acting, if any) is hereby notified and acknowledges that the Subscribed Securities will be subject to resale restrictions under Applicable Canadian Securities Laws, expiring four months and one day after the date of Closing of this Subscription, the terms of which will be endorsed on the certificates or other instruments representing the Unit Shares and Warrants and all securities issued in substitution thereof as follows:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [the date which is four months and one day after the Closing date will be inserted].

23.Proceeds of Crime. The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby represents and warrants that no portion of the funds representing the Subscription Amount to be advanced by the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) to the Issuer will represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and

Terrorist Financing Act of Canada, has been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States or any other jurisdiction or is being tendered on behalf of a person or entity who has not been identified to the Subscriber (or the Purchaser for whom the Subscriber is acting, if any). Further, the Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby covenants and agrees that the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) will promptly notify the Issuer if the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) discovers that any of such representation ceases to be true and to provide the Issuer with appropriate information in connection therewith.

24.Collection, Use and Disclosure of Personal information – General. The Subscriber (and the Purchaser for whom the Subscriber is acting, if any) is hereby notified and acknowledges that the personal information of the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) provided in this Subscription Agreement and otherwise in connection with this Subscription is being collected for the purpose of completing the Offering and the issuance of the Subscribed Securities (and any securities issued in substitution thereof), which includes, without limitation, determining the eligibility of the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) to purchase the Subscribed Securities under Applicable Canadian Securities Laws, preparing and registering any certificates or other instruments representing the Subscribed Securities (and any securities issued in substitution thereof), completing filings required by any securities regulatory authority or stock exchange. Further, the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) is hereby notified and acknowledges that the personal information of the Subscriber (and the Purchaser for whom the Subscriber is acting, if any), including the full name, residential address, telephone number and email address of the Subscriber (and the Purchaser for whom the Subscriber is acting, if any), details relating to the Subscribed Securities purchased, details relating to the exemption from the prospectus requirement relied on and whether the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) is a registrant or insider of the Issuer, may be disclosed by the Issuer to (i) securities regulatory authorities and stock exchanges, (ii) the Issuer’s registrar and transfer agent, (iii) other parties involved in the Offering, including legal counsel and agents of the Issuer, (iv) the Canada Revenue Agency, and (v) other persons or authorities to whom it is required to disclose such information under applicable legislation. Further, the Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby expressly consents to and authorizes the foregoing collection, use and disclosure of personal information. The contact information for the officer of the Issuer who can answer questions about the collection of personal information by the Issuer is as follows: Caitlin Jeffs, Director, CEO and President, 820 - 1130 West Pender Street, Vancouver, British Columbia, V6E 4A4, Telephone: (807) 251-9168, Email: caitlin.jeffs@redmetalresources.com.

25.Collection, Use and Disclosure of Personal information – Stock Exchange. The Subscriber (and the Purchaser for whom the Subscriber is acting, if any) is hereby notified and acknowledges that the Issuer will disclose to the Exchange certain personal information pertaining to the Subscriber (and the Purchaser for whom the Subscriber is acting, if any), including, for related persons, the full name and municipality of residence of the Subscriber (and the Purchaser for whom the Subscriber is acting, if any), details relating to the number of securities of the Issuer held and purchased by the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) and whether the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) is a Related Person of the Issuer. Further, the Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby expressly consents to (i) the disclosure of the personal information of the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) to the Exchange pursuant to the Exchange Form 9 – Notice of Issuance or Proposed Issuance of Listed Securities or otherwise pursuant to the filing thereof, and (ii) the collection, use and disclosure of such personal information by the Exchange in the manner and for the purposes described in Appendix A – Personal Information

Collection Policy Regarding Form 9 of the Exchange Policies and Procedure Manual, attached as Exhibit IV hereto, or as otherwise identified by the Exchange, from time to time.

26.Collection, Use and Disclosure of Personal information – Securities Regulatory Authorities. The Subscriber (and the Purchaser for whom the Subscriber is acting, if any) is hereby notified and acknowledges that (i) the Issuer will disclose to the applicable Canadian securities regulatory authorities and regulators certain personal information pertaining to the Subscriber (and the Purchaser for whom the Subscriber is acting, if any), including the full name, residential address, telephone number and email address of the Subscriber (or the Purchaser for whom the Subscriber is acting, if any), details relating to the Subscribed Securities purchased, details relating to the exemption from the prospectus requirement relied on and whether the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) is a registrant or insider of the Issuer, (ii) such information is being collected indirectly by the applicable securities regulatory authorities and regulators under the authority granted to them in securities legislation, and (iii) such information is being collected for the purposes of the administration and enforcement of the securities legislation of the applicable local jurisdiction. Further, the Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby expressly authorizes the indirect collection of the personal information of the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) by the securities regulatory authorities and regulators as described above. The contact information for the public official in the applicable local jurisdiction who can answer questions about the security regulatory authority’s or regulator’s indirect collection of such information collection of personal information by the Issuer is set out in a list at the end of Form 45-106F1 Report of Exempt Distribution of the securities regulatory authorities, which list is attached as Exhibit V hereto.

27.Further Assurances. The Subscriber hereby agrees to, promptly upon request by the Issuer, provide the Issuer with such information and execute and deliver to the Issuer such additional undertakings, questionnaires and other documents as the Issuer may request in connection with the issue and sale of the Subscribed Securities and such undertakings, questionnaires and other documents, when executed and delivered by the Subscriber, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) hereunder in favour of the Issuer.

28.Reliance. The Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) hereby acknowledges and agrees that the Issuer and its counsel and agents will and can rely on the acknowledgements, representations, warranties, agreements and certifications provided by the Subscriber to the Issuer in this Subscription Agreement and otherwise in connection with this Subscription with the intent that they be relied upon by the Issuer, in determining the eligibility of the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) to purchase the Subscribed Securities in reliance on an exemption from the prospectus requirement and to otherwise complete the Offering and issue the Subscribed Securities in accordance with applicable laws.

29.Notification. The Subscriber undertakes to notify the Issuer immediately in writing of any change in any representation, warranty or other information of the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) set forth this Subscription Agreement or otherwise provided to the Issuer in connection with this Subscription that takes place prior to Closing of this Subscription.

30.Indemnity. The Subscriber hereby agrees to indemnify and hold harmless the Issuer and its directors, officers, employees, agents advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Issuer in connection with this Subscription being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Issuer in connection with this Subscription.

31.Confidentiality. The Issuer may share with the Subscriber certain information which is non-public, confidential, personal or proprietary in nature (“Confidential Information”). The term “Confidential Information” includes (a) any information of whatever nature relating to the Issuer, regardless of whether the Confidential Information was communicated orally, in writing or by electronic transmission; and (b) any analysis, compilation or other record that contains or otherwise reflects or has been generated, wholly or partly, or derived from such Confidential Information. The Subscriber shall hold in absolute confidence, and take all reasonable and necessary measures to prevent the disclosure or dissemination of such Confidential Information to any third party. Any disclosure of Confidential Information by the Subscriber will be subject to the prior written approval of the Issuer, and in any event, such disclosure and/or use will be solely for the purpose and within the scope of performance of this Subscription Agreement.

32.Independent Legal Advice. The Subscriber (and the Purchaser for whom the Subscriber is acting, if any) is hereby notified and acknowledges that the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) should, and has been advised to, obtain independent legal advice with respect to the execution, delivery and performance by the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) of this Subscription Agreement and completion of the transactions contemplated hereby.

33.Representations, Warranties and Covenants of the Issuer. The Issuer represents, warrants and covenants that, as of the date given above and of the Closing of this Subscription:

(a)the Issuer is a valid and subsisting corporation existing and in good standing under the British Columbia Business Corporations Act;

(b)the authorized capital of the Issuer consists of 0 of Common shares without par value, and all issued and outstanding shares of the Issuer are fully paid and non-assessable;

(c)the Issuer will reserve or set aside sufficient shares in its treasury to issue the Subscribed Securities at Closing of this Subscription and, upon their issuance, the Subscribed Securities will be duly and validly issued as fully paid and non-assessable;

(d)the Issuer has complied and will comply fully with the material requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, Applicable Canadian Securities Laws and the British Columbia Business Corporations Act, in relation to all matters relating to the Offering;

(e)the issue and sale of the Subscribed Securities by the Issuer does not and will not conflict with, and does not and will not result in a breach of, any of the terms of the Issuer’s incorporating documents or any agreement or instrument to which the Issuer is a party or by which it is bound;

(f)this Subscription Agreement has been or will be by Closing of this Subscription, duly authorized by all necessary corporate action on the part of the Issuer, and the Issuer has or will have by such Closing full corporate power and authority to execute and deliver this Subscription Agreement and to observe and perform its obligations hereunder and, upon acceptance by the Issuer, this Subscription Agreement will be a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally and as limited by laws relating to the availability of equitable remedies;

(g)no order ceasing or suspending trading in securities of the Issuer nor prohibiting the sale of such securities has been issued to and is outstanding against the Issuer;

(h)the Issuer is a reporting issuer under the securities legislation of each of British Columbia and Ontario; and

(i)the Issuer’s Common shares are listed and posted for trading on the Exchange.

34.Notice. A Party will give all notices or other written communications to the other Party by hand-delivery, registered mail addressed to such other Party’s respective address set forth in this Subscription Agreement, or by facsimile transmission, electronic mail or other similar form of electronic communication.

35.Currency. Unless otherwise indicated, all dollar amounts referred to in this Subscription Agreement are in lawful currency of Canada.

36.Language. The Parties hereto confirm their express wish that this Subscription Agreement and all documents and agreements directly or indirectly relating hereto be drawn up in the English language. Les parties reconnaissent leur volonté expresse que la présente convention de souscription ainsi que tous les documents et contrats s'y rattachant directement ou indirectement soient rédigés en anglais.

37.Enurement. This Subscription Agreement enures to the benefit of and is binding upon the Parties and, as the case may be, their respective heirs, executors, administrators and successors but otherwise cannot be assigned or transferred, and, provided further, that the rights of the Subscriber (and the Purchaser for whom the Subscriber is acting, if any) hereunder may be assigned only after the Closing, and then only in compliance with applicable law and the provisions hereof.

38.Survival of Terms. The acknowledgements, representations, warranties, agreements and certifications made by the Subscriber in this Subscription Agreement and otherwise provided by the Subscriber to the Issuer shall be true and correct as of the date of execution of this Subscription Agreement and as of Closing of this Subscription as if repeated thereat, and shall survive such Closing.

39.Governing Law and Attornment. This Subscription Agreement, any amendment, addendum or supplement hereto, and all other documents relating hereto, the rights, duties and remedies of the Parties, and any dispute arising from or related thereto, will be governed by and construed in accordance with the laws of the Province of British Columbia, and the federal laws of Canada applicable therein, governing contracts made and to be performed wholly therein and without reference to its principles governing the choice or conflict of laws. The Parties, and their successors in interest, irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British Columbia, with respect to any dispute related to or arising from this Subscription Agreement.

40.Severability. Each provision of this Subscription Agreement is severable. If any provision of this Subscription Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, the illegality, invalidity or unenforceability of that provision will not affect (i) the legality, validity or enforceability of the remaining provisions of this Subscription Agreement, or (ii) the legality, validity or enforceability of that provision in any other jurisdiction, except that if (A) on the reasonable construction of this Subscription Agreement as a whole, the applicability of the other provision presumes the validity and enforceability of the particular provision, the other provision will be deemed also to be invalid or unenforceable, and (B) as a result of the determination by a court of competent jurisdiction that any part of this Subscription Agreement is unenforceable or invalid and if, as a result of this section, the basic intentions of the Parties in this Subscription Agreement are entirely frustrated, the Issuer and the Subscriber will use all reasonable efforts to amend, supplement or otherwise vary this

Subscription Agreement to confirm their mutual intention in entering into this Subscription Agreement.

41.Instrument in Writing. The Parties may amend this Subscription Agreement only by a document signed by both of the Parties. Any other purported amendment will be null and void.

42.Incomplete Information and Errors. The Subscriber hereby authorizes the Issuer and its agents to correct any errors in, or complete any minor information missing from this Subscription Agreement and any schedule or appendix which has been executed by the Subscriber and delivered to the Issuer. If less than a complete copy of this Subscription Agreement is delivered to the Issuer by the Subscriber (other than the execution pages required to be executed by the Subscriber), the Issuer and its agents are entitled to assume, and the Subscriber shall be deemed to have represented and warranted to the Issuer, that the Subscriber accepts and agrees to all of the terms and conditions of the pages of this Subscription Agreement that are not delivered, without any alteration.

43.Entire Agreement. This Subscription Agreement contains the entire agreement between the Parties with respect to the Subscribed Securities and the Offering, and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer or by anyone else, except as may be expressed herein.

44.Counterparts. This Subscription Agreement may be validly executed and delivered by the Parties in any number of separate counterparts and all counterparts, when executed and delivered, will together constitute one and the same instrument. Executed copies of the signature pages of this Subscription Agreement sent by facsimile or transmitted electronically in either Tagged Image Format Files (TIFF) or Portable Document Format (PDF) will be treated as originals, fully binding and with full legal force and effect, and the Parties waive any rights they may have to object to such treatment.

END OF EXHIBIT II

EXHIBIT III

INTERPRETATION

In this Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a)“Accredited Investor Exemption” means the exemption from the prospectus requirement available in all jurisdictions of Canada pursuant to section 2.3 of NI 45-106 and, in Ontario, section 73.3 of the Securities Act (Ontario), and, without limiting the foregoing, for reference, may include a distribution by an issuer to any person who is an accredited investor (refer to Schedule C – Accredited Investor Exemption Certificate attached hereto);

(b)“accredited investor” has the meaning ascribed to that term in NI 45-106 and, in Ontario, section 73.3(1) of the Securities Act (Ontario), and, without limiting the foregoing, for reference, includes an individual (i) who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds CDN$1,000,000, (ii) whose net income before taxes exceeded CDN$200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year, (iii) who, either alone or with a spouse, has net assets of at least CDN$5,000,000, and (iv) any person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer (refer to Schedule C – Accredited Investor Exemption Certificate attached hereto);

(c)“adviser” or “registered adviser” means a person registered in one or more of the categories set out in section 7.2(1) of NI 31-103, which include the categories of portfolio manager and restricted portfolio manager;

(d)"affiliate" has the meaning ascribed to that term in NI 45-106 and, without limiting the foregoing, for reference, generally, an issuer is an affiliate of another issuer where (i) one of them is the subsidiary of the other or (ii) each of them is controlled by the same person;

(e)“Applicable Canadian Securities Laws” means the securities legislation in British Columbia and each jurisdiction of Canada in which Units are sold under the Offering;

(f)“beneficial” or “beneficially” have the meanings ascribed to those terms in securities legislation in the applicable jurisdiction of Canada and, without limiting the foregoing, for reference, generally, when used to describe an ownership interest, a person beneficially owns securities that are beneficially owned by (i) an issuer controlled by that person, or (ii) an affiliate of that person or an affiliate of an issuer controlled by that person;

(g)“Business Day” means a day which is not a Saturday, Sunday, or civic or statutory holiday in the city of Vancouver, British Columbia;

(h)“Closing” means the completion of the purchase and sale of the Units and, if the purchase and sale occurs in two or more tranches, the completion of each shall be a "Closing";

(i)“Companion Policy 31-103CP” means Companion Policy 31-103CP Registration Requirements, Exemptions and Ongoing Registrant Obligations, which is the companion policy to National Instrument 31-103 and provides guidance regarding the interpretation and application of that national instrument;

(j)“Companion Policy 45-106CP” means Companion Policy 45-106CP Prospectus Exemptions, which is the companion policy to National Instrument 45-106 and provides guidance regarding the interpretation and application of that national instrument;

(k)“control” has the meaning ascribed to that term in securities legislation in the applicable jurisdiction of Canada or in NI 45-106, as the context requires, and, without limiting the foregoing, for reference, when used for purposes of NI 45-106, generally, a person (first person) is considered to control another person (second person) if (i) the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (ii) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (iii) the second person is a limited partnership and the general partner of the limited partnership is the first person;

(l)“control person” has the meaning ascribed to that term in securities legislation in the applicable jurisdiction of Canada and, without limiting the foregoing, for reference, generally includes (i) a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or (ii) each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(m)“dealer” or “registered dealer” means a person registered in one or more of the categories set out in section 7.1(1) of NI 31-103, which include the categories of investment dealer, mutual fund dealer, scholarship plan dealer, exempt market dealer and restricted dealer;

(n)“deemed to be purchasing as principal” has the meaning set out in NI 45-106 and, without limiting the foregoing, for reference, means purchasing pursuant to the Accredited Investor Exemption by virtue of being (i) a trust company or trust corporation described in paragraph (p) (other than a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada), or (ii) a person described in paragraph (q), of the definition "accredited investor" in section 1.1 of NI 45-106, and has so indicated on Schedule C – Accredited Investor Certificate, attached hereto;

(o)“diluted basis” means the total number of Common shares of the Issuer held on Closing (including the Subscribed Securities) plus any Common shares of the Issuer which would be issued to the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) on Closing if all Warrants and any other convertible securities owned or controlled by the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) were exercised;

(p)“director” has the meaning ascribed to that term in securities legislation in the applicable jurisdiction of Canada and, without limiting the foregoing, for reference, generally includes (i) a member of the board of directors of a company or an individual who performs similar functions for a company, and (ii) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(q)“Exchange” means the Canadian Securities Exchange;

(r)“Exchange Policies and Procedures Manual” refers to the Canadian Securities Exchange Corporate Policies and Procedures Manual, which is the manual containing the policies of the Exchange;

(s)“Exchange Policy 1” refers to Exchange Policy 1 Interpretation and General Provisions, which is the policy contained in the Exchange Policies and Procedures Manual setting out the definitions of terms used therein;

(t)“Exchange Policy 6” refers to Exchange Policy 6 Distributions, which is the policy contained in the Exchange Policies and Procedures Manual setting out the requirements of the Exchange for issuer's completing private placements;

(u)“executive officer” has the meaning ascribed to that term in NI 45-106 and, without limiting the foregoing, for reference, includes an individual who is (i) a chair, vice-chair or president, (ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production, or (iii) performing a policy-making function in respect of the issuer;

(v)“exempt market dealer” has the meaning ascribed to that term in NI 31-103 and, without limiting the foregoing, for reference, means a person registered as a dealer in the category of exempt market dealer;

(w)“Family, Friends and Business Associates Exemption” means the exemption from the prospectus requirement available in all jurisdictions of Canada pursuant to section 2.5 of NI 45-106 and, without limiting the foregoing, for reference, may include a distribution of a security by an issuer to a director, executive officer, control person and founder of an issuer and certain family, close personal friends and close business associates of such persons (refer to Schedule D – Family, Friends and Business Associates Exemption Certificate attached hereto);

(x)“financial assets” has the meaning ascribed to that term in NI 45-106 and, without limiting the foregoing, for reference, means (i) cash,

(ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(y)“Form 9” refers to Form 9 Notice of Proposed Issuance of Securities, which is the form of notice of the private placement filed with the Exchange requesting, as applicable, either conditional acceptance or final acceptance;

(z)“founder” has the meaning ascribed to that term in NI 45-106 and, without limiting the foregoing, for reference, includes a person who,

(i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the distribution or trade is actively involved in the business of the issuer;

(aa) “insider” has the meaning ascribed to that term in the Securities Act (British Columbia) or equivalent securities legislation in any other jurisdiction of Canada and, without limiting the foregoing, for reference, generally includes (i) a director or an officer of the issuer, (ii) a director or an officer of a person that is an insider or subsidiary of the issuer, (iii) a person that has beneficial ownership of, or control or direction over, directly or indirectly, or a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of the issuer carrying more than 10% of the voting rights attached to all the issuer's outstanding voting securities;

(ab) “investment dealer” has the meaning ascribed to that term in NI 31-103 and, without limiting the foregoing, for reference, means a person registered as a dealer in the category of investment dealer;

(ac) “investment fund manager” or “registered investment fund manager” means a person registered in the category set out in section 7.3 of NI 31-103, being the category of investment fund manager;

(ad) “Investor Relations Activities” has the meaning ascribed to that term in Exchange Policy 1 and means any activities or oral or written communications, by or on behalf of an issuer or shareholder of an issuer that promote or reasonably could be expected to promote the purchase, or sale of securities of the issuer, but does not include: (a) the dissemination of information provided, or records prepared, in the ordinary course of business of the issuer (i) to promote the sale of its products or services, or (ii) to raise public awareness of the issuer, that cannot reasonably be considered to promote the purchase, or sale of securities of the issuer; (b) activities or communications necessary to comply with (i) applicable securities legislation, or (ii) Exchange requirements or the requirements of any other regulatory body having jurisdiction over the issuer; (c) communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication that is of general and regular circulation if (i) the communication is only through the newspaper, magazine or publication, and (ii) the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or (d) such other activities or communications that may be specified by the Exchange;

(ae) “Issuer” has the meaning as set out on the initial pages of this Subscription Agreement; (af) “jurisdiction of Canada” means a province or territory of Canada;

(ag) “material change” has the meaning ascribed to that term in securities legislation in the applicable jurisdiction of Canada and, without limiting the foregoing, for reference, generally includes (i) a change in the business, operations or capital of the issuer that would reasonably be expected to have a significant effect on the market price or value of a security of the issuer, and (ii) a decision to implement such a change made by the directors of the issuer or senior management of the issuer who believe that confirmation of the decision by the directors is probable;

(ah) “material fact” has the meaning ascribed to that term in securities legislation in the applicable jurisdiction of Canada and, without limiting the foregoing, for reference, generally includes a fact that would reasonably be expected to have a significant effect on the market price or value of the securities of an issuer;

(ai)  “Minimum Amount Investment Exemption" means the exemption from the prospectus requirement available in all jurisdictions of Canada pursuant to section 2.10 of NI 45-106 and, without limiting the foregoing, for reference, includes a distribution of a security by an issuer to a non-individual that purchases securities of the issuer that has an acquisition cost to the purchaser of a minimum of CDN$150,000 at the time of the distribution (refer to Schedule B – Minimum Amount Investment Exemption Certificate attached hereto);

(aj) “mutual fund dealer” has the meaning ascribed to that term in NI 31-103 and, without limiting the foregoing, for reference, means a person registered as a dealer in the category of investment mutual fund dealer;

(ak) “National Instrument 14-101” or “NI 14-101” means National Instrument 14-101 Definitions, which is the Canadian national instrument that provides specific definitions that apply to every national instrument;

(al) “National Instrument 31-103” or “NI 31-103” means National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations, which is the Canadian national instrument that governs the registration requirement, the exemptions therefrom and the obligations of registrants;

(am) “National Instrument 45-106” or “NI 45-106” means National Instrument 45-106 Prospectus Exemptions, which is the Canadian national instrument that regulates certain common exemptions from the prospectus requirement;

(an) “Offering” has the meaning ascribed to that term in section 2 of Exhibit II – Terms and Conditions General, being the offering of Units by the Issuer of which this Subscription is a part;

(ao) “officer” has the meaning ascribed to that term in securities legislation in the applicable jurisdiction of Canada and, without limiting the foregoing, for reference, generally includes an individual who (i) is a chair or vice chair of the board of directors, or a chief executive officer, chief operating officer, chief financial officer, president, vice president, secretary, assistant secretary, treasurer, assistant treasurer or general manager, (ii) is designated as an officer under a bylaw or similar authority of the registrant or issuer, and (iii) performs functions similar to those normally performed by any of the foregoing individuals;

(ap) “Party” or “Parties” means the Subscriber, the Issuer or both, as the context requires;

(aq) “person” has the meaning ascribed to that term in NI 14-101 and, without limiting the foregoing, for reference, includes (i) an individual,

(ii) a corporation, (iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not;

(ar) “personal information” has the meaning ascribed to that term in applicable privacy legislation, including the Personal Information Protection and Electronic Documents Act (Canada), and, without limiting the foregoing, for reference, generally includes any information about an identifiable individual;

(as) “portfolio manager” has the meaning ascribed to that term in NI 31-103 and, without limiting the foregoing, for reference, means a person registered as an advisor in the category of portfolio manager;

(at) “prospectus requirement” has the meaning ascribed to that term in NI 14-101 and, without limiting the foregoing, for reference, means the requirement in securities legislation that prohibits a person or company from distributing a security unless a preliminary prospectus and prospectus for the security have been filed and the regulator has issued receipts for them;

(au) “registered individual” has the meaning ascribed to that term in NI 31-103 and, without limiting the foregoing, for reference, includes an individual who is registered (i) in a category that authorizes the individual to act as a dealer or an adviser on behalf of a registered firm,

(ii) as ultimate designated person, or (iii) as chief compliance officer;

(av) “registered firm” has the meaning ascribed to that term in NI 31-103 and, without limiting the foregoing, for reference, includes a registered dealer, a registered adviser, or a registered investment fund manager;

(aw) “registrant” means a person registered or required to be registered under the Securities Act (British Columbia) or equivalent securities legislation in any other jurisdiction of Canada, including a registered firm or a registered individual;

(ax) "registration requirement" has the meaning ascribed to that term in NI 14-101 and, without limiting the foregoing, for reference, includes the requirement in securities legislation that prohibits a person from acting as an adviser, a dealer, an investment fund manager or an underwriter unless that person is registered in the appropriate category of registration under securities legislation unless a registration exemption is available;

(ay) “regulator” has the meaning ascribed to that term in NI 14-101 and, without limiting the foregoing, for reference, includes the Executive Director of the British Columbia Securities Commission, and the person holding a similar position with the other securities commissions and similar regulatory authorities in Canada;

(az) “related entity” has the meaning ascribed to that term in NI 45-106 and, as the context requires, Exchange Policy 1, and, without limiting the foregoing, for reference, includes a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer;

(ba) “related liabilities ” has the meaning ascribed to that term in NI 45-106 and, without limiting the foregoing, for reference, means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;

(bb) “Related Person” has the meaning ascribed to that term in Exchange Policy 1 and means, in respect of an issuer: (a) a related entity of the issuer; (b) a partner, director or officer of the issuer or related entity; (c) a promoter of or person who performs Investor Relations Activities for the issuer or related entity; (d) any person that beneficially owns, either directly or indirectly, or exercises voting control or direction over at least 10% of the total voting rights attached to all voting securities of the issuer or related entity; and (e) such other person as may be designated from time to time by the Exchange;

(bc) “restricted dealer” has the meaning ascribed to that term in NI 31-103 and, without limiting the foregoing, for reference, means a person registered as a dealer in the category of restricted dealer;

(bd) “restricted portfolio manager” has the meaning ascribed to that term in NI 31-103 and, without limiting the foregoing, for reference, means a person registered as an advisor in the category of restricted portfolio manager;

(be) “scholarship plan dealer” has the meaning ascribed to that term in NI 31-103 and, without limiting the foregoing, for reference, means a person registered as a dealer in the category of investment of scholarship plan dealer;

(bf) "securities" has the meaning ascribed to that term in Applicable Canadian Securities Laws and, without limiting the foregoing, for reference, includes any instrument that represents ownership, such as a share or other right to ownership, including a stock option or share purchase warrant;

(bg) “securities legislation” has the meaning ascribed to that term in NI 14-101 and, without limiting the foregoing, for reference, includes the Securities Act (British Columbia) and the regulations, rules and forms under that Act and the blanket rulings and orders issued by the British Columbia Securities Commission and the equivalent statutes and instruments in every jurisdiction of Canada;

(bh) “securities regulatory authority” has the meaning ascribed to that term in NI 14-101 and, without limiting the foregoing, means the securities commission or similar regulatory authorities in each jurisdiction of Canada;

(bi) “Subscribed Securities” means those Units that the Subscriber has agreed to purchase under this Subscription Agreement as set forth on the initial page of this Subscription Agreement and, as the context requires, refers collectively to the Units, the Unit Shares, the Warrants and any securities issued in substitution thereof, including the Warrant Shares;

(bj)  “Subscriber” has the meaning as set out on the initial pages of this Subscription Agreement;

(bk) “Subscription” means the subscription by the Subscriber for the Subscribed Securities pursuant to and in accordance with the Subscription Agreement;

(bl)  “Subscription Agreement” has the meaning as set out on the initial pages of this Subscription Agreement;

(bm) “Subscription Amount” means the amount to be paid by the Subscriber for the Subscribed Securities as set forth on the initial pages of this Subscription Agreement;

(bn) “subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

(bo) “spouse” has the meaning ascribed to that term in NI 45-106 and, without limiting the foregoing, for reference, includes an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender;

(bp) “U.S. Accredited Investor” means an accredited investor, as defined in Rule 501(a) of Regulation D promulgated under the U.S. Securities Act;

(bq) “U.S. Person” has the meaning ascribed to that term in Rule 902(k) of Regulation S promulgated under the U.S. Securities Act, and, without limiting the foregoing, for reference, includes, subject to the exclusions set forth in Rule 902(k) of Regulation S, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States,

(iii) any estate or trust of which any executor, administrator or trustee is a U.S. Person, (iv) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of a U.S. Person, (v) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, and (vi) any partnership or corporation organized or incorporated under the laws of any non-U.S. jurisdiction which is formed by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized and incorporated, and owned, by U.S. Accredited Investors who are not natural persons, trusts or estates;

(br) “U.S. Purchaser” means a subscriber or purchaser of Subscribed Securities that (i) is in the United States or a U.S. Person, (ii) is subscribing on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States, or (iii) was offered Subscribed Securities in the United States;

(bs) “U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(bt)  “Unit Shares” means the previously unissued Common shares of the Issuer comprising part of the Units;

(bu) “United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

(bv) “Units” means the units of the Issuer, each Unit comprised of one Unit Share and one-half of one Warrant;

(bw) “voting security” means any security which (a) is not a debt security, and (b) carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing;

(bx) “Warrant Shares” mean the previously unissued Common shares of the Issuer issuable upon the due exercise of the Warrants in accordance with the terms set out in certificates representing the Warrants including payment therefor; and

(by) “Warrants” means the Common share purchase warrant of the Issuer issued as part of the Units.

END OF EXHIBIT III

EXHIBIT IV

Appendix A

PERSONAL INFORMATION COLLECTION POLICY REGARDING FORM 9

The Canadian Securities Exchange and its subsidiaries, affiliates, regulators and agents (collectively, “CSE or the “Exchange”) collect and use the information (which may include personal or other information) which has been provided in Form 9 for the following purposes:

•To determine whether an individual is suitable to be associated with a Listed Issuer;   To determine whether an issuer is suitable for listing;

•To determine whether allowing an issuer to be listed or allowing an individual to be associated with a Listed Issuer could give rise to investor protection concerns or could bring the Exchange into disrepute;

•To conduct enforcement proceedings;

•To ensure compliance with Exchange Requirements and applicable securities legislation; and To fulfil the Exchange’s obligation to regulate its marketplace.

The CSE also collects information, including personal information, from other sources, including but not limited to securities regulatory authorities, law enforcement and self-regulatory authorities, regulation service providers and their subsidiaries, affiliates, regulators and agents. The Exchange may disclose personal information to these entities or otherwise as provided by law and they may use it for their own investigations.

The Exchange may use third parties to process information or provide other administrative services. Any third party will be obliged to adhere to the security and confidentiality provisions set out in this policy.

All personal information provided to or collected by or on behalf of The Exchange and that is retained by The Exchange is kept in a secure environment. Only those employees who need to know the information for the purposes listed above are permitted access to the information or any summary thereof. Employees are instructed to keep the information confidential at all times.

Information about you that is retained by the Exchange and that you have identified as inaccurate or obsolete will be corrected or removed.

If you wish to consult your file or have any questions about this policy or our practices, please write the Chief Privacy Officer, Canadian Securities Exchange, 220 Bay Street – 9th Floor, Toronto, ON, M5J 2W4.

EXHIBIT V

CANADIAN SECURITIES REGULATORY AUTHORITIES CONTACT INFORMATION

Alberta Securities Commission Suite 600, 250 – 5th Street SW Calgary, Alberta T2P 0R4 Telephone: 403-297-6454

Facsimile: 403-297-6156

Toll free in Canada: 1-877-355-0585

Public official contact regarding indirect collection of information: FOIP Coordinator

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre 701 West Georgia Street

Vancouver, British Columbia V7Y 1L2 Inquiries: 604-899-6854

Toll free in Canada: 1-800-373-6393 Facsimile: 604-899-6506

Email: FOI-privacy@bcsc.bc.ca

Public official contact regarding indirect collection of information: Privacy Officer

The Manitoba Securities Commission 500 - 400 St. Mary Avenue Winnipeg, Manitoba R3C 4K5 Telephone: 204-945-2561

Toll free in Manitoba: 1-800-655-5244 Facsimile: 204-945-0330

Public official contact regarding indirect collection of information: Director

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2 Telephone: 506-658-3060

Toll free in Canada: 1-866-933-2222 Facsimile: 506-658-3059

Email: info@fcnb.ca

Public official contact regarding indirect collection of information: Chief Executive Officer and Privacy Officer

Government of Newfoundland and Labrador Office of the Superintendent

Department of Digital Government and Service NL

P.O. Box 8700

Confederation Building 2nd Floor, West Block Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6 Attention: Superintendent of Securities Telephone: 709-729-2571

Facsimile: 709-729-6187

Public official contact regarding indirect collection of information: Superintendent of Securities

Government of Northwest Territories Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9 Telephone: 867-767-9305

Facsimile: 867-873-0243

Public official contact regarding indirect collection of information: Superintendent of Securities

Nova Scotia Securities Commission Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8 Telephone: 902-424-7768

Facsimile: 902-424-4625

Public official contact regarding indirect collection of information: Executive Director

Government of Nunavut

Office of the Superintendent of Securities Legal Registries Division

P.O. Box 1000, Station 570 4th Floor, Building 1106 Iqaluit, Nunavut X0A 0H0 Telephone: 867-975-6590

Facsimile: 867-975-6594

Public official contact regarding indirect collection of information: Superintendent of Securities

Ontario Securities Commission 20 Queen Street West, 22nd Floor Toronto, Ontario M5H 3S8 Telephone: 416-593-8314

Toll free in Canada: 1-877-785-1555 Facsimile: 416-593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8 Telephone: 902-368-4569

Facsimile: 902-368-5283

Public official contact regarding indirect collection of information: Superintendent of Securities

Autorité des marchés financiers

800, rue du Square-Victoria, 22e étage

C.P. 246, Place Victoria Montréal, Québec H4Z 1G3

Telephone: 514-395-0337 or 1-877-525-0337

Facsimile: 514-873-6155 (For filing purposes only) Facsimile: 514-864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Public official contact regarding indirect collection of information: Corporate Secretary

Financial and Consumer Affairs Authority of Saskatchewan Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2 Telephone: 306-787-5842

Facsimile: 306-787-5899

Public official contact regarding indirect collection of information: Executive Director, Securities Division

Office of the Superintendent of Securities Government of Yukon

Department of Community Services 307 Black Street, 1st Floor

P.O. Box 2703, C-6

Whitehorse, Yukon Y1A 2C6 Telephone: 867-667-5466

Facsimile: 867-393-6251 Email: securities@yukon.ca

Public official contact regarding indirect collection of information: Superintendent of Securities

SCHEDULE A

DISCLOSED PRINCIPAL CERTIFICATE

If the Subscriber is purchasing the Subscribed Securities as agent or trustee for the account of a Disclosed Principal and not deemed to be purchasing as principal, the Subscriber must so indicate under "Representations and Warranties - Disclosed Principal" on the initial pages of this Subscription Agreement and complete and sign this Disclosed Principal Certificate.

DISCLOSED PRINCIPAL INFORMATION

The Disclosed Principal’s full legal name, residential address and contact information are as follows: (provide requested information)

Legal name
Residential address
Telephone number
Facsimile number
(if available)
Email address

In connection with the execution of the Subscription Agreement to which this Schedule is attached, the Subscriber, on the Subscriber's own behalf and on behalf of the Purchaser for whom the Subscriber is acting, represents, warrants, covenants and acknowledges that:

(a)the Disclosed Principal is resident in the jurisdiction set out next to “Residential address” under the heading "Disclosed Principal Information" and such address was not created and is not used solely for the purpose of acquiring the Subscribed Securities and neither the Subscriber or the Disclosed Principal was solicited to purchase in any other jurisdiction;

(b)the Subscriber has taken appropriate steps to ensure that the representations and warranties made by the Subscriber on behalf of the Disclosed Principal in this Subscription Agreement are true and correct;

(c)the Subscriber is duly authorized to enter into this Subscription Agreement, to agree to the terms and conditions set out herein and to execute and deliver all documentation and otherwise act on behalf of the Disclosed Principal in connection with this Subscription as if such Disclosed Principal were the Subscriber, and

(d)if requested by the Issuer, the Subscriber has provided, or will provide, the Issuer (as a separate attachment) the information required with respect to the Subscriber’s own present ownership of securities, insider status, registration status and exemption from the prospectus requirement upon which the Subscriber may rely and all applicable schedules and appendices.

The foregoing representations, warranties and certifications are true and accurate as of the date of this Certificate and will be true and accurate as of Closing. If any such representation, warranty or certification will not be true and accurate prior to Closing, the undersigned will give immediate written notice of such fact to the Issuer.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Subscription Agreement. Upon execution of this Disclosed Principal Certificate by the Subscriber, this Certificate shall be incorporated into and form a part of the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the _______day of _____, 20_____.

If Subscriber is a Corporation or Other Entity:	If Subscriber is an Individual:

Name of Subscriber	Signature of Subscriber

By: ___________________________________	Name of Subscriber

Name and Official Capacity or Title of Authorized Signatory of Subscriber

SCHEDULE B

MINIMUM AMOUNT INVESTMENT CERTIFICATE

If the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) is relying on the Minimum Amount Investment Exemption, the Subscriber must so indicate under "Representations and Warranties - Prospectus Exemption" on the initial pages of this Subscription Agreement and complete and sign this Minimum Amount Investment Certificate.

In connection with the execution of the Subscription Agreement to which this Schedule is attached, the Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is purchasing the Subscribed Securities as principal for the account of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) and the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) otherwise satisfies the requirements of the Minimum Amount Investment Exemption by virtue of:

(a)the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is not an individual,

(b)the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) was not created, or being used, solely to purchase or hold securities in reliance on the exemption from the prospectus requirement set out in the Minimum Investment Amount Exemption, and

(c)the Subscribed Securities having an acquisition cost of not less than CDN$150,000, payable in cash at the Closing.

The foregoing representations, warranties and certifications are true and accurate as of the date of this Certificate and will be true and accurate as of Closing. If any such representation, warranty or certification will not be true and accurate prior to Closing, the undersigned will give immediate written notice of such fact to the Issuer.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Subscription Agreement. Upon execution of this Minimum Amount Investment Certificate by the Subscriber, this Certificate shall be incorporated into and form a part of the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the _______day of _____, 20_____.

If Subscriber is a Corporation or Other Entity:

Name of Subscriber

By: ___________________________________

Name and Official Capacity or Title of Authorized Signatory of Subscriber

SCHEDULE C

ACCREDITED INVESTOR CERTIFICATE

If the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) is relying on the Accredited Investor Exemption, the Subscriber must so indicate under "Representations and Warranties - Prospectus Exemption" on the initial pages of this Subscription Agreement and complete and sign this Accredited Investor Certificate (see notes below for additional appendix to be signed in respect of certain individual purchasers).

In connection with the execution of the Subscription Agreement to which this Schedule is attached, the Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is purchasing the Subscribed Securities as principal for the account of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) and the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) otherwise satisfies the Accredited Investor Exemption by virtue of falling within one or more of the following paragraphs, as indicated below, the numbering of which corresponds to that in the definition of “accredited investor” in National Instrument 45-106 (and, where noted, the Securities Act (Ontario)): (check one applicable paragraph and provide requested information)

☐ (a)a Canadian financial institution, or a Schedule III bank, and, in respect of Ontario, a bank listed in Schedule I, II or III to the Bank Act (Canada), an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473 (1) of that Act, or a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be (73.3(1)(a) of the Securities Act (Ontario));

☐ (b)the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada), (73.3(1)(b) of the Securities Act (Ontario));

☐ (c)a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary, (73.3(1)(c) of the Securities Act (Ontario));

☐ (d)a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, and, in respect of Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, except as otherwise prescribed by the regulations made under the Securities Act (Ontario) (73.3(1)(d) of the Securities Act (Ontario));

☐ (e)an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐ (e.1) an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐ (f)the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada, (73.3(1)(e) of the Securities Act (Ontario));

☐ (g)a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec, (73.3(1)(f) of the Securities Act (Ontario));

☐ (h)any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government, (73.3(1)(g) of the Securities Act (Ontario));

☐ (i)a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada, (73.3(1)(h) of the Securities Act (Ontario));

☐ (j)an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000 (if checked, specify whether alone or with a spouse and minimum value below, and complete and sign Appendix C1 – Form 45-106F9 Form for Individual Accredited Investors)

☐ The Subscriber further represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser), either   alone or   with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$________, calculated in accordance with the guidance provided in Companion Policy 45-106CP and acknowledges that the Issuer may require further information and documentation to confirm this claim.

☐ (j.1) an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$5,000,000; (if checked, specify minimum value below)

☐ The Subscriber further represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser), beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$_______, calculated in accordance with the guidance provided in Companion Policy 45-106CP and acknowledges that the Issuer may require further information and documentation to confirm this claim.

☐ (k)an individual whose net income before taxes exceeded CDN$200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; (if checked, specify whether alone or with a spouse and minimum income below and complete and sign Appendix C1 – Form 45-106F9 Form For Individual Accredited Investors)

☐ The Subscriber further represents and warrants that the net income of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) before income taxes,   alone or   combined with that of a spouse, exceeded CDN$___________ in each of the 2 most recent calendar years and the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) reasonably expects such net income level to exceed CDN$200,000 (or CDN$300,000 when combined with that of a spouse) in the current calendar year, and acknowledges that the Issuer may require further information and documentation to confirm this claim.

☐ (l)an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000; (if checked, specify below whether alone or with a spouse and minimum value below, and complete and sign Appendix C1 – Form 45-106F9 Form For Individual Accredited Investors)

☐ The Subscriber further represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser), alone or   with a spouse, has net assets of at least CDN$________, calculated in accordance with the guidance provided in Companion Policy 45-106CP, and acknowledges that the Issuer may require further information and documentation to confirm this claim.

☐ (m)a person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements; (if checked, specify minimum value below)

☐ The Subscriber further represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) has net assets of at least CDN$_________, calculated in accordance with the guidance provided in Companion Policy 45- 106CP, and acknowledges that the Issuer may require further information and documentation to confirm this claim.

☐ (n)an investment fund that distributes or has distributed its securities only to: (i) a person that is or was an accredited investor at the time of the distribution; (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐ (o)an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐ (p)a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐ (q)a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐ (r)a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐ (s)an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐ (t)a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐ (u)an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐ (v)a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

☐ (w)a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Terms defined or interpreted in National Instrument 45-106 and used in this Certificate have the respective meanings ascribed to them in that instrument.

In section 3.5 of Companion Policy 45-106CP, the Canadian securities regulatory authorities provide guidance on calculating financial assets in paragraphs (j) and (j.1), net income in paragraph (k) and net assets in paragraph (l) in order to rely on the Accredited Investor Exemption. The following excerpt of section 3.5 of Companion Policy 45-106CP is included for reference:

1.Individual qualification – financial tests

An individual is an “accredited investor” for the purposes of NI 45-106 if the individual satisfies one of four tests set out in the “accredited investor” definition in section 1.1 of NI 45-106:

•the $1,000,000 financial asset test in paragraph (j)

•the $5,000,000 financial asset test in paragraph (j.1)   the net income test in paragraph (k)

•the net asset test in paragraph (l)

Three branches of the definition (in paragraphs (j), (k) and (l)) are designed to treat spouses as a single investing unit, so that either spouse qualifies as an “accredited investor” if the combined financial assets of both spouses exceed $1,000,000, the combined net income of both spouses exceeds $300,000, or the combined net assets of both spouses exceeds $5,000,000.

The fourth branch, the $5,000,000 financial asset test, does not treat spouses as a single investing unit.

For the purposes of the financial asset tests in paragraphs (j) and (j.1), “financial assets” are defined in NI 45-106 to mean cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a purchaser’s personal residence is not included in a calculation of financial assets.

By comparison, the net asset test under paragraph (l) means all of the purchaser’s total assets minus all of the purchaser’s total liabilities.

Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of a purchaser’s personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the purchaser’s personal residence.

If the combined net income of both spouses does not exceed $300,000, but the net income of one of the spouses exceeds $200,000, only the spouse whose net income exceeds $200,000 qualifies as an accredited investor.

2.Bright-line standards – individuals

The monetary thresholds in the “accredited investor” definition are intended to create “brightline” standards. Investors who do not satisfy these monetary thresholds do not qualify as accredited investors under the applicable paragraph.

3.Beneficial ownership of financial assets

Paragraphs (j) and (j.1) of the “accredited investor” definition refer to the beneficial ownership of financial assets. As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual’s spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

(a)physical or constructive possession of evidence of ownership of the financial asset; (b)entitlement to receipt of any income generated by the financial asset;

(c)risk of loss of the value of the financial asset; and

(d)the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP, for the sole benefit of an individual, are beneficially owned by that individual. In general, financial assets in a spousal RRSP would also be included for the purposes of the $1,000,000 financial asset test in paragraph (j) because it takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP would not be included for purposes of the $5,000,000 financial asset test in paragraph (j.1). Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly would not meet the beneficial ownership requirements in either paragraph (j) or paragraph (j.1).

4.Calculation of an individual purchaser’s net assets

To calculate a purchaser’s net assets under the net asset test in paragraph (l) of the “accredited investor” definition, subtract the purchaser’s total liabilities from the purchaser’s total assets. The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security.

5.Financial statements

The minimum net asset threshold of $5,000,000 specified in paragraph (m) of the “accredited investor” definition must, in the case of a non- individual entity, be shown on the entity’s “most recently prepared financial statements”. The financial statements must be prepared in accordance with applicable generally accepted accounting principles.

NOTE FOR INDIVIDUALS

If the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is an individual and falls within paragraph (j), (k) or (l) of the definition of “accredited investor” in National Instrument 45-106 and as set out above, also complete and sign Appendix C1 – Form 45-106F9 Form for Individual Accredited Investors.

The foregoing representations, warranties and certifications are true and accurate as of the date of this Certificate and will be true and accurate as of Closing. If any such representation, warranty or certification will not be true and accurate prior to Closing, the undersigned will give immediate written notice of such fact to the Issuer.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Subscription Agreement. Upon execution of this Accredited Investor Certificate by the Subscriber, this Certificate shall be incorporated into and form a part of the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the _______day of _____, 20_____.

If Subscriber is a Corporation or Other Entity:	If Subscriber is an Individual:

Name of Subscriber	Signature of Subscriber

By: ___________________________________	Name of Subscriber

Name and Official Capacity or Title of Authorized Signatory of Subscriber

APPENDIX C1

FORM 45-106F9

FORM FOR INDIVIDUAL ACCREDITED INVESTORS

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units, each Unit comprised of one Common share in the capital of the Issuer (a Unit Share) and one-half of one non- transferrable Common share purchase Warrant.	Issuer: Red Metal Resources Ltd.
Purchased from: Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $ ________________________ [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than

$200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name:
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Red Metal Resources Ltd.

820 - 1130 West Pender Street Vancouver, British Columbia V6E 4A4

Contact: Caitlin Jeffs

Telephone: (807) 251-9168

Email: caitlin.jeffs@redmetalresources.com

Website: http://www.redmetalresources.com/

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca

SCHEDULE D

FAMILY, FRIENDS AND BUSINESS ASSOCIATES CERTIFICATE

If the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) is relying on the Family, Friends and Business Associates Exemption, the Subscriber must so indicate under "Representations and Warranties - Prospectus Exemption" on the initial pages of this Subscription Agreement and complete and sign this Family, Friends and Business Associates Certificate (see notes below for additional appendices to be signed in respect of purchasers resident in Ontario and certain purchasers resident in Saskatchewan).

In connection with the execution of the Subscription Agreement to which this Schedule is attached, the Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is purchasing the Subscribed Securities as principal for the account of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) and the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) otherwise satisfies the requirements of the Family, Friends and Business Associates Exemption by virtue of falling within one or more of the following paragraphs, as indicated below, the numbering of which corresponds to that in subsection 2.5(1) of National Instrument 45-106: (check one applicable paragraph and provide requested information)

☐ (a)a director, executive officer or control person of the Issuer or an affiliate of the Issuer; (if checked, specify role below)

☐ The Subscriber further represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is a(n) ________ of the Issuer, or of an affiliate of the Issuer.

☐ (b)a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; (if checked, specify relationship, role and name of relative below)

☐ The Subscriber further represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is a(n) ______ of ______, a(n) ______ of the Issuer, or of an affiliate of the Issuer.

☐ (c)a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (if checked, specify relationship, role and name of relative below)

☐ The Subscriber further represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is the ______of the spouse of ______, a(n) of the Issuer or of an affiliate of the Issuer.

☐ (d)a close personal friend of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; (if checked, specify name and role of close personal friend and time known below)

☐ The Subscriber further represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is the close personal friend of _______, a(n) ______ of the Issuer, or of an affiliate of the Issuer, having known this person for ______years.

☐ (e)a close business associate of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; (if checked, specify name and role of close business associate and time known below)

☐ The Subscriber further represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is the close business associate of ______, a(n) ______ of the Issuer, or of an affiliate of the Issuer, having known this person for ______ years.

☐ (f)a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Issuer; (if checked, specify whether founder or relationship to and name of founder and time known below)

☐ The Subscriber further represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is ☐ a founder of the Issuer or ☐ the ______ of ______, a founder of the Issuer, having known this person for ______ years. (time known required only for close personal friends and close business associates)

☐ (g)a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Issuer; (if checked, specify relationship and name of founder below)

☐ The Subscriber further represents and warrants that the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is the ______ of a spouse of ______, a founder of the Issuer.

☐ (h)a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (a) to (g); or (if checked, specify affiliation and relationship and role and name of relative below)

☐ (a)a director, executive officer or control person of the Issuer or an affiliate of the Issuer; (if checked, specify role below)

☐ The Subscriber further represents and warrants that ☐ a majority of the voting securities of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the directors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are a(n) ______ of the Issuer, or of an affiliate of the Issuer.

☐ (b)a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; (if checked, specify relationship, role and name of relative below)

☐ The Subscriber further represents and warrants that  ☐ a majority of the voting securities of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the directors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are a(n) ______ of ________,a(n) ______ of the Issuer, or of an affiliate of the Issuer.

☐ (c)a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (if checked, specify relationship, role and name of relative below)

☐ The Subscriber further represents and warrants that ☐ a majority of the voting securities of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the directors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are the ______ of the spouse of ______, a(n) ______ of the Issuer or of an affiliate of the Issuer.

☐ (d)a close personal friend of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; (if checked, specify name and role of close personal friend and time known below)

☐ The Subscriber further represents and warrants that  ☐ a majority of the voting securities of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the directors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are the close personal friend of ______, a(n) ______ of the Issuer, or of an affiliate of the Issuer, having known this person for ______ years.

☐ (e)a close business associate of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; (if checked, specify name and role of close business associate and time known below)

☐ The Subscriber further represents and warrants that ☐ a majority of the voting securities of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the directors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are the close business associate of ______, a(n) ______ of the Issuer, or of an affiliate of the Issuer, having known this person for ______ years.

☐ (f)a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Issuer; (if checked, specify whether founder or relationship to and name of founder and time known below)

☐ The Subscriber further represents and warrants that ☐ a majority of the voting securities of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the directors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are ☐ a founder of the Issuer or

☐ The ______ of ______, a founder of the Issuer, having known this person for ______years. (time known required only for close personal friends and close business associates)

☐ (g)a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Issuer; (if checked, specify relationship and name of founder below)

☐ The Subscriber further represents and warrants that ☐ a majority of the voting securities of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the directors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are the ______ of a spouse of  ______, a founder of the Issuer.

☐ (i)a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (a) to (g). (if checked, provide specific information relating to relationship below)

☐ (a)a director, executive officer or control person of the Issuer or an affiliate of the Issuer; (if checked, specify role below)

☐ The Subscriber further represents and warrants that ☐ all of the beneficiaries of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the trustees or executors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are a(n) ______ of the Issuer, or of an affiliate of the Issuer.

(b)a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; (if checked, specify relationship, role and name of relative below)

☐ The Subscriber further represents and warrants that ☐ all of the beneficiaries of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the trustees or executors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are a(n) ______ of ______, a(n) ______ of the Issuer, or of an affiliate of the Issuer.

☐ (c)a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (if checked, specify relationship, role and name of relative below)

☐ The Subscriber further represents and warrants that ☐ all of the beneficiaries of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the trustees or executors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are the ______ of the spouse of ______, a(n) ______ of the Issuer or of an affiliate of the Issuer.

☐ (d)a close personal friend of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; (if checked, specify name and role of close personal friend and time known below)

☐ The Subscriber further represents and warrants that ☐ all of the beneficiaries of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the trustees or executors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are the close personal friend of ______, a(n) ______ of the Issuer, or of an affiliate of the Issuer, having known this person for ______ years.

☐ (e)a close business associate of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; (if checked, specify name and role of close business associate and time known below)

☐ The Subscriber further represents and warrants that ☐ all of the beneficiaries of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the trustees or executors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are the close business associate of ______, a(n) _______ of the Issuer, or of an affiliate of the Issuer, having known this person for ______ years.

☐ (f)a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Issuer; (if checked, specify whether founder or relationship to and name of founder and time known below)

☐ The Subscriber further represents and warrants that ☐ all of the beneficiaries of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the trustees or executors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are ______ a founder of the Issuer or

☐ The ______ of ______, a founder of the Issuer, having known this person for ______ years. (time known required only for close personal friends and close business associates)

☐ (g)a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Issuer; (if checked, specify relationship and name of founder below)

☐ The Subscriber further represents and warrants that ☐ all of the beneficiaries of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are beneficially owned by or ☐ a majority of the trustees or executors of the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) are the ______ of a spouse of ______, a founder of the Issuer.

Terms defined or interpreted in National Instrument 45-106 and used in this Certificate have the respective meanings ascribed to them in that instrument.

In sections 2.7 and 2.8 of Companion Policy 45-106CP, the Canadian securities regulatory authorities provide guidance for assessing whether the tests for being a "close personal friend" or “close business associate” have been satisfied in order to rely on the Family, Friends and Close Business Associates Exemption or the Private Issuer Exemption. The following excerpt of sections 2.7 and 2.8 of Companion Policy 45-106CP is included for reference:

2.7 Close Personal Friend

For purposes of both the private issuer exemption in section 2.4 of NI 45-106 and the family, friends and business associates exemption in section 2.5 of National Instrument 45-106, a “close personal friend” of a director, executive officer, founder or control person of an issuer is an individual who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment. The term “close personal friend” can include a family member who is not already specifically identified in the exemptions if the family member satisfies the criteria described above.

We consider the following factors as relevant to this determination:

(a)the length of time the individual has known the director, executive officer, founder or control person,

(b)the nature of the relationship between the individual and the director, executive officer, founder or control person including such matters as the frequency of contacts between them and the level of trust and reliance in the other circumstances, and

(c)the number of “close personal friends” of the director, executive officer, founder or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

An individual is not a close personal friend solely because the individual is:

(a)a relative,

(b)a member of the same club, organization, association or religious group,

(c)a co-worker, colleague or associate at the same workplace,

(d)a client, customer, former client or former customer

(e)a mere acquaintance, or

(f)connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemption is not available to a close personal friend of a close personal friend of a director of the issuer

We would not consider a relationship that is primarily founded on participation in an Internet forum to be that of a close personal friend.

2.8 Close Business Associate

For the purposes of both the private issuer exemption in section 2.4 of NI 45-106 and the family, friends and business associates exemption in section 2.5 of National Instrument 45-106, a “close business associate” is an individual who has had sufficient prior business dealings with a director, executive officer, founder or control person of the issuer to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment.

We consider the following factors as relevant to this determination:

(a)the length of time the individual has known the director, executive officer, founder or control person,

(b)the nature of any specific business relationships between the individual and the director, executive officer, founder or control person, including, for each relationship, when it began, the frequency of contact between them and when it terminated if it is not ongoing, and the level of trust and reliance in the other circumstances,

(c)the nature and number of any business dealings between the individual and the director, executive officer, founder or control person, the length of the period during which they occurred, and the nature and date of the most recent business dealing, and

(d)the number of “close business associates” of the director, executive officer, founder or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

An individual is not a close business associate solely because the individual is:

(a)a member of the same club, organization, association or religious group,

(b)a co-worker, colleague or associate at the same workplace,

(c)a client, customer, former client or former customer,

(d)a mere acquaintance, or

(e)connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemptions are not available for a close business associate of a close business associate of a director of the issuer.

We would not consider a relationship that is primarily founded on participation in an internet forum to be that of a close business associate.

NOTE FOR ONTARIO RESIDENTS

If the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is resident in Ontario and falls within any of paragraphs (a) to (i) of the Family, Friends and Business Associates Exemption, also complete and sign Appendix D1 – Form 45-106F12 Risk Acknowledgement Form - Family, Friends and Business Associates Investors (Ontario).

NOTE FOR SASKATCHEWAN RESIDENTS

If the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is resident in Saskatchewan and falls within paragraph (d) or (e) of the Family, Friends and Business Associates Exemption or paragraph (h) or (i) of the Family, Friends and Business Associates Exemption and falls within either such paragraph based in whole or in part on a close personal friendship or close business association, also complete and sign Appendix D2 – Form 45-106F5 Risk Acknowledgement - Close Personal Friends and Close Business Associates (Saskatchewan).

The foregoing representations, warranties and certifications are true and accurate as of the date of this Certificate and will be true and accurate as of Closing. If any such representations shall not be true and accurate prior to Closing, the undersigned shall give immediate written notice of such fact to the Issuer.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Subscription Agreement. Upon execution of this Family, Friends and Business Associates Certificate by the Subscriber, this Certificate shall be incorporated into and form a part of the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the _______day of _____, 20_____.

If Subscriber is a Corporation or Other Entity:	If Subscriber is an Individual:

Name of Subscriber	Signature of Subscriber

By: ___________________________________	Name of Subscriber

Name and Official Capacity or Title of Authorized Signatory of Subscriber

TO BE COMPLETED ON BEHALF OF THE ISSUER (CONFIRMATION OF RELATIONSHIP)

The Issuer hereby confirms that this Family, Friends and Business Associates Certificate as completed and executed by the Subscriber, has been reviewed on behalf of the Issuer and, to the best of the Issuer's knowledge, after due inquiry, the information in this Certificate with respect to the relationship between the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) and the Issuer or those connected with the Issuer and named in this Certificate is correct.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the _______day of _____, 20_____.

RED METAL RESOURCES LTD.

By:  ______________________________________

Authorized Signatory of Issuer

APPENDIX D1

Form 45-106F12

Risk Acknowledgement Form for Family, Friend and Business Associate Investors (Ontario)

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER
1. About your investment
Type of securities: Units, each Unit comprised of one Common share in the capital of the Issuer (a Unit Share) and one-half of one non-transferrable Common share purchase Warrant.	Issuer: Red Metal Resources Ltd.

SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of CDN$ ________________________ [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.

3. Family, friend or business associate status
You must meet one of the following criteria to be able to make this investment. Initial the statement that applies to you:	Your initials

A)You are:

1)[check all applicable boxes]

☐a director of the issuer or an affiliate of the issuer

☐an executive officer of the issuer or an affiliate of the issuer

☐a control person of the issuer or an affiliate of the issuer

☐a founder of the issuer OR

2)[check all applicable boxes]

☐a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

☐a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B) You are a family member of ____________ [Instruction: Insert the name of the person who is your relative either directly or through his or her spouse] , who holds the following position at the issuer or an affiliate of the issuer: ________

You are the ____________________ of that person or that person’s spouse.

[Instruction: To qualify for this investment, you must be (a) the spouse of the person listed above or (b) the parent, grandparent, brother, sister, child or grandchild of that person or that person’s spouse.

C) You are a close personal friend of ____________ [Instruction: Insert the name of your close personal friend] , who holds the following position at the issuer or an affiliate of the issuer: __________.

You have known that person for __________ years.

D) You are a close business associate of ___________ [Instruction: Insert the name of your close business associate], who holds the following position at the issuer or an affiliate of the issuer: _____.

You have known that person for __________ years.

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of the person identified in section 5 of this form.

First and last name (please print):
Signature:	Date:
SECTIONS 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE CLOSE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person at the issuer or an affiliate of the issuer

[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this form, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

☐family relationship as set out in section 3B of this form

☐close personal friendship as set out in section 3C of this form

☐close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:
SECTIONS 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment

Red Metal Resources Ltd.

820 - 1130 West Pender Street Vancouver British Columbia Caitlin Jeffs

(807) 251-9168

caitlin.jeffs@redmetalresources.com http://www.redmetalresources.com/

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Signature of executive officer of the issuer (other than the purchaser):	Date:

Form instructions:

1.This form does not mandate the use of a specific font size or style but the font must be legible.

2.The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form .

3.The purchaser, an executive officer who is not the purchaser and, if applicable, the person who claims the close personal relationship to the purchaser must sign this form. Each of the purchaser, contact person at the issuer and the issuer must receive a copy of this form signed by the purchaser. The issuer is required to keep a copy of this form for 8 years after the distribution.

4.The detailed relationships required to purchase securities under this exemption are set out in section 2.5 of National Instrument 45-106 Prospectus and Registration Exemptions. For guidance on the meaning of “close personal friend” and “close business associate”, please refer to sections 2.7 and 2.8, respectively, of Companion Policy 45-106CP Prospectus and Registration Exemptions.

APPENDIX D2

FORM 45-106F5

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

•the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

•the securities do not have to be sold by an investment dealer registered with a securities regulatory authority or regulator.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

You will not receive advice

Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission's website at http://www.sfsc.gov.sk.ca. [Instruction: The purchaser must sign 2 copies of this form. The purchaser and the issuer must each receive a signed copy.]

SCHEDULE E

U.S. PURCHASER CERTIFICATE

If the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) is resident in the United States, a U.S. Purchaser or otherwise subject to the securities laws of the United States, the Subscriber must so indicate under "Representations and Warranties - Prospectus Exemption" on the initial pages of this Subscription Agreement and complete and sign this U.S. Purchaser Certificate.

In connection with the execution of the Subscription Agreement to which this Schedule is attached, the Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

(a)the Subscriber understands and agrees that the Subscribed Securities have not been and will not be registered under the U.S. Securities Act, or applicable state securities laws, and the Subscribed Securities are being offered and sold to the Subscriber in reliance upon Rule 506(b) of Regulation D under the U.S. Securities Act;

(b)the Subscriber is purchasing the Subscribed Securities for the Subscriber's own account or for the account or benefit of one or more persons for whom it is exercising sole investment discretion (a “Beneficial Purchaser”) for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Subscribed Securities has any intention to distribute either directly or indirectly any of the Subscribed Securities; provided, however, that this paragraph shall not restrict the Subscriber or, if applicable, the Beneficial Purchaser for whose account it is purchasing the Subscribed Securities from selling or otherwise disposing of any of the Subscribed Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(c)the Subscriber, and if applicable, the Beneficial Purchaser for whose account it is purchasing the Subscribed Securities, is a U.S. Accredited Investor that satisfies one or more of the categories of a U.S. Accredited Investor, as indicated below: (the Subscriber must initial “P” for the Subscriber, and “BP” for each Beneficial Purchaser, if any, on all appropriate line(s))

____ ____ Category 1. A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

____ ____ Category 2. A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

____ ____ Category 3. A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

____ ____ Category 4. An investment adviser registered pursuant to section 203 of the United States Investment Advisers Act of 1940 or registered pursuant to the laws of a state; or

____ ____ Category 5. An investment adviser relying on the exemption from registering with the United States Securities and Exchange Commission under section 203(l) or (m) of the United States Investment Advisers Act of 1940; or

____ ____ Category 6. An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

____ ____ Category 7. An investment company registered under the United States Investment Company Act of 1940; or

____ ____ Category 8. A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

____ ____ Category 9. A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958; or

____ ____ Category 10. A rural business investment company as defined in section 384A of the Consolidated Farm and Rural Development Act;   or

____ ____ Category 11. A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its   political subdivisions, for the benefit of its employees, with total assets in excess of USD$5,000,000; or

____ ____ Category 12. An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 if   the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of USD$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

____ ____ Category 13. A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act   of 1940; or

____ ____ Category 14. An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the Subscribed Securities offered, with total assets in excess of USD$5,000,000; or

____ ____ Category 15. Any director or executive officer of the Issuer; or

____ ____ Category 16. Any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, at the time of purchase, exceeds USD$1,000,000; provided, however, that (i) the person’s primary residence shall be excluded as an asset, (ii) indebtedness that is secured by the primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall be excluded as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability), and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of sale of securities shall be included as a liability; or

____ ____ Category 17. A natural person who had an individual income in excess of USD$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of USD$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

____ ____ Category 18. A trust, with total assets in excess of USD$5,000,000, not formed for the specific purpose of acquiring the Subscribed Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

____ ____ Category 19. Any entity in which all of the equity owners are U.S. Accredited Investors (if this alternative is checked, you must identify each equity owner and provide statements signed by each demonstrating how each qualifies as a U.S. Accredited Investor); or

____ ____ Category 20. Any entity, of a type not listed above, not formed for the specific purpose of acquiring the Subscribed Securities, owning   investments in excess of USD$5,000,000; or

____ ____ Category 21. Any natural person holding in good standing one or more professional certifications or designations or credentials from   an accredited educational institution that the United States Securities and Exchange Commission (“SEC”) has designated as qualifying an individual for U.S. Accredited Investor status; by order, the SEC has designated the following certifications, if held in good standing, to be sufficient for purposes of this category: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65); or

____ ____ Category 22. Any natural person who is a “knowledgeable employee,” as defined in rule 3c5(a)(4) under the Investment Company Act   of 1940, of the Issuer where the Issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act); or

____ ____ Category 23. Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under   management in excess of USD$5,000,000, (ii) that is not formed for the specific purpose of acquiring the Subscribed Securities, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment); or

____ ____ Category 24. Any “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements in category 23 and whose prospective investment in the Issuer is directed by such family office pursuant to category 22(iii).

For purposes of the above categories, the term “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

(d)the Subscriber acknowledges that the Subscribed Securities are “restricted securities”, as such term is defined under Rule 144 of the U.S. Securities Act, and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the U.S. Securities Act and applicable state securities laws, or available exemptions therefrom, and it agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Subscribed Securities absent such registration, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Subscribed Securities, directly or indirectly, except;

(i)to the Issuer; or

(ii)outside the United States in an “offshore transaction” in compliance with the requirements of Rule 904 of Regulation S under the U.S.

Securities Act, if available, and in compliance with applicable local laws and regulations; or

(iii)in compliance with an exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “Blue Sky” laws; or

(iv)in a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws;

and, in the case of subparagraph (iii) or (iv), it has furnished to the Issuer an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer to such effect;

(e)the Subscriber understands and acknowledges that the Subscribed Securities are “restricted securities” as defined in Rule 144 under the U.S. Securities Act, and upon the original issuance of the Subscribed Securities, and until such time as it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates or other instruments representing the Subscribed Securities and all certificates or other instruments issued in exchange therefor or in substitution thereof, shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF RED METAL RESOURCES LTD. (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF SUBPARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS

CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if Subscribed Securities issued at a time when the Issuer is a “foreign issuer” as defined in Rule 902(e) of Regulation S under the U.S. Securities Act are being sold under clause (B) above (and in compliance with Canadian local laws and regulations), and the Subscribed Securities were originally issued to the Subscriber at a time when the Issuer qualified as a “foreign issuer” as defined in Rule 902(e) of Regulation S under the U.S. Securities Act, the legend set forth above may be removed by providing a declaration in the form attached to this Schedule E, or in such form as the Issuer or its registrar and transfer agent (the “Transfer Agent”), may from time to time prescribe, together with such other documentation as the Issuer and/or Transfer Agent may reasonably require, including, but not limited to, an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Issuer and its Transfer Agent; and provided further, that, if any of the Subscribed Securities are being sold pursuant to Rule 144 under the U.S. Securities Act, the legend may be removed by delivery to the Transfer Agent of an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(f)the Subscriber understands and acknowledges that all certificates representing the Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear a legend or provision to the following effect:

“This Warrant and the securities issuable upon exercise hereof have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. This Warrant may not be exercised by or on behalf of a U.S. person or a person in the United States unless the Warrant and the underlying securities have been registered under the U.S. Securities Act and the applicable securities legislation of any such state, or an exemption from such registration requirements is available. “United States” and “U.S. person” are as defined by Regulation S under the U.S. Securities Act.”

(g)the Subscriber understands and acknowledges that the Issuer has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales or exercises of the Subscribed Securities in the United States;

(h)the Subscriber understands that (i) the Issuer may be deemed to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (“Shell Company”), (ii) if the Issuer is deemed to be, or to have been at any time previously, a Shell Company, Rule 144 under the U.S. Securities Act may not be available for resales of the Subscribed Securities, and (iii) the Issuer is not obligated to make Rule 144 under the U.S. Securities Act available for resales of the Subscribed Securities;

(i)the Subscriber acknowledges that it has not purchased the Subscribed Securities as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502(c) of Regulation D under the U.S. Securities Act), including, but not limited to, any advertisements, articles, notices or other communications published in any newspaper, magazine, electronic display or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising, or any press releases made by the Issuer relating to the proposed offering of the Subscribed Securities or any report, notification or summary of the same;

(j)the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Subscribed Securities; the Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition, exercise or disposition of such securities; in particular, no determination has been made whether the Issuer will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code;

(k)the Subscriber understands and acknowledges that Issuer is not obligated to remain a “foreign issuer” as defined in Rule 902 under the U.S. Securities Act;

(l)the Subscriber understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies; and

(m)the Subscriber consents to the Issuer making a notation on its records or giving instruction to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein.

The foregoing representations, warranties and certifications are true and accurate as of the date of this Certificate and will be true and accurate as of Closing. If any such representation, warranty or certification will not be true and accurate prior to Closing, the undersigned will give immediate written notice of such fact to the Issuer.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Subscription Agreement. Other terms used herein shall have the meaning ascribed to them under applicable the U.S. Securities Act and as specified by the United States Securities and Exchange

Commission from time to time. Upon execution of this U.S. Purchaser Certificate by the Subscriber, this Certificate shall be incorporated into and form a part of the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the _______day of _____, 20_____.

If Subscriber is a Corporation or Other Entity:	If Subscriber is an Individual:

Name of Subscriber	Signature of Subscriber

By: ___________________________________	Name of Subscriber

Name and Official Capacity or Title of Authorized Signatory of Subscriber

FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

To: Red Metal Resources Ltd. (the “Corporation”)

And to: Registrar and Transfer Agent for the Common Shares of the Corporation

The undersigned (a) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and (b) certifies that (1) the undersigned is not an affiliate of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act) or a distributor or an affiliate of a distributor, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (B) the transaction was executed on or through the facilities of the Toronto Stock Exchange, TSX Venture Exchange or another designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not have a short position in the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act and does not intend to replace such securities with fungible unrestricted securities, and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise defined, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated the ___________ day of _______________________, 20______.

If Seller is a Corporation or Other Entity:	If Seller is an Individual:

Name of Seller	Signature of Seller

By: ___________________________________	Name of Seller

Name and Official Capacity or Title of Authorized Signatory of Seller

AFFIRMATION BY SELLER’S BROKER-DEALER (FOR SALES UNDER CLAUSE (b)(2)(B) ABOVE)

We have read the foregoing representations of our customer, (the “Seller”), dated _____________, with regard to our sale, for such Seller’s account, of the securities of the Corporation referenced above which are represented by certificate number _____________________ (the “Securities”), and on behalf of ourselves we certify and affirm that (A) we did not offer the Securities to a person in the United States, (B) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (C) the transaction was executed on or through the facilities of the Toronto Stock Exchange, TSX Venture Exchange or another designated offshore securities market, and (D) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such Securities. Terms used herein have the meanings given to them by Regulation S under the United States Securities Act of 1933, as amended.

Dated the ___________ day of _______________________, 20______.

If Seller's Broker Dealer is a Corporation or Other Entity:

______________________________________

Name of Seller's Broker Dealer

By: ___________________________________

__________________________________________________________

Name and Official Capacity or Title of Authorized Signatory of Seller's Broker Dealer

SCHEDULE F

INTERNATIONAL (OTHER THAN U.S.) PURCHASER CERTIFICATE

If the Subscriber (or the Purchaser for whom the Subscriber is acting, if any) is resident in an International Jurisdiction (which is defined herein to mean a country other than Canada or the United States), the Subscriber must so indicate under "Representations and Warranties - Prospectus Exemption" on the initial pages of this Subscription Agreement and complete and sign this International (Other than U.S.) Purchaser Certificate.

In connection with the execution of the Subscription Agreement to which this Schedule is attached, the Subscriber (on the Subscriber’s own behalf and on behalf of the Purchaser for whom the Subscriber is acting, if any) represents, warrants and covenants that:

(a)the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulatory authorities (the "Authorities") having application to the Offering and the Issuer in the jurisdiction (the "International Jurisdiction") in which the Subscriber is resident;

(b)the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is purchasing Subscribed Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the applicable securities laws of the International Jurisdiction, or the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) is permitted to purchase the Subscribed Securities under the applicable securities laws of the International Jurisdiction without the need to rely on such exemptions;

(c)the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any nature whatsoever with or from any of the Authorities in connection with the Offering or the Subscribed Securities, including any resale thereof;

(d)the Offering and the completion of the offer and sale of the Subscribed Securities to the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) as contemplated herein complies in all respects with the applicable securities laws of the International Jurisdiction, and does not trigger:

(i)any obligation to prepare and file a prospectus or similar or other offering document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii)any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction; and

(e)the Subscriber (or, if the Subscriber is acting on behalf of a purchaser, the Purchaser) will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (b), (c) and

(d) above to the satisfaction of the Issuer, acting reasonably.

The foregoing representations, warranties and certifications are true and accurate as of the date of this Certificate and will be true and accurate as of Closing. If any such representation, warranty or certification will not be true and accurate prior to Closing, the undersigned will give immediate written notice of such fact to the Issuer.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Subscription Agreement. Upon execution of this International (Other than U.S.) Purchaser Certificate by the Subscriber, this Certificate shall be incorporated into and form a part of the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the _______day of _____, 20_____.

If Subscriber is a Corporation or Other Entity:	If Subscriber is an Individual:

Name of Subscriber	Signature of Subscriber

By: ___________________________________	Name of Subscriber

Name and Official Capacity or Title of Authorized Signatory of Subscriber